Morgan Stanley Institutional Fund Trust-Corporate
Bond Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:  Air Lease Corporation 3.375%
due 6/1/2021
Purchase/Trade Date:	4/4/2016
Offering Price of Shares: $99.059
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.008%
Percentage of Fund's Total Assets: 0.14%
Brokers: BofA Merrill Lynch; J.P. Morgan; RBC
Capital Markets; SunTrust Robinson Humphrey; BMO
Capital Markets; BNP PARIBAS; Citigroup; Deutsche
Bank Securities; Fifth Third Securities; Lloyds
Securities; Mizuho Securities; Morgan Stanley; MUFG;
Natixis; Santander; Wells Fargo Securities
Purchased from: RBC Capital Markets
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Crown Castle International Corp.
3.400% due 2/15/2021
Purchase/Trade Date:	4/26/2016
Offering Price of Shares: $102.637
Total Amount of Offering: $850,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.003%
Percentage of Fund's Total Assets: 0.07%
Brokers: Barclays; Credit Agricole CIB; Morgan
Stanley; SunTrust Robinson Humphrey; TD Securities;
Citigroup; Fifth Third Securities; J.P. Morgan; BofA
Merrill Lynch; MUFG; Mizuho Securities; RBC
Capital Markets; SMBC Nikko; RBS; SOCIETE
GENERALE; Wells Fargo Securities; PNC Capital
Markets LLC
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Ford Motor Credit Company
LLC 3.096% due 5/4/2023
Purchase/Trade Date:	4/29/2016
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.040%
Percentage of Fund's Total Assets: 0.55%
Brokers:  BNP PARIBAS; Credit Suisse; Deutsche
Bank Securities; Mizuho Securities; Morgan Stanley;
SMBC Nikko
Purchased from: Deutsche Bank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.


Securities Purchased:  Avalon Communities Inc.
2.950% due 5/11/2026
Purchase/Trade Date:	5/4/2016
Offering Price of Shares: $99.966
Total Amount of Offering: $475,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.016%
Percentage of Fund's Total Assets: 0.19%
Brokers:  UBS Securities LLC; Morgan Stanley & Co.
LLC; Deutsche Bank Securities Inc.; J.P. Morgan
Securities LLC; PNC Capital Markets LLC; SunTrust
Robinson Humphrey, Inc.; BB&T Capital Markets, a division of BB&T Securities, LLC; BNY Mellon
Capital Markets, LLC; Mitsubishi UFJ Securities
(USA), Inc.; TD Securities (USA) LLC
Purchased from: UBS AG
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.






Securities Purchased:  Travelers Companies Inc.
3.750% due 5/15/2046
Purchase/Trade Date:	5/4/2016
Offering Price of Shares: $99.304
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.005%
Percentage of Fund's Total Assets: 0.06%
Brokers:  Barclays; BofA Merrill Lynch; Citigroup; US
Bancorp; Deutsche Bank Securities; J.P. Morgan;
Morgan Stanley; BNY Mellon Capital Markets, LLC;
The Williams Capital Group, L.P.
Purchased from: Citigroup Global Markets
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Citizens Bank NA / Providence
RI 2.550% due 5/13/2021
Purchase/Trade Date:	5/10/2016
Offering Price of Shares: $99.907
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.025%
Percentage of Fund's Total Assets: 0.65%
Brokers:  Morgan Stanley & Co. LLC; Citigroup
Global Markets Inc.; Credit Suisse Securities (USA)
LLC; J.P. Morgan Securities LLC; Citizens Capital
Markets, Inc.
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.



Securities Purchased: Kraft Heinz Foods Co. 4.375%
due 5/24/2046
Purchase/Trade Date:	5/10/2016
Offering Price of Shares: $99.684
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $175,000
Percentage of Offering Purchased by Fund: 0.058%
Percentage of Fund's Total Assets: 0.45%
Brokers:  Barclays; J.P. Morgan; Citigroup; Wells
Fargo Securities; BofA Merrill Lynch; Goldman, Sachs
& Co.; Morgan Stanley; BNP PARIBAS; Deutsche
Bank Securities; MUFG; Credit Agricole CIB; HSBC;
RBC Capital Markets; Santander; SMBC Nikko; Rabo
Securities; Standard Chartered Bank
Purchased from: Wells Fargo Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased: Aramark Services Inc. 4.750%
due 6/1/2026
Purchase/Trade Date:	5/16/2016
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $85,000
Percentage of Offering Purchased by Fund: 0.017%
Percentage of Fund's Total Assets: 0.22%
Brokers:  Wells Fargo Securities; Credit Suisse; BofA
Merrill Lynch; J.P. Morgan; Morgan Stanley; Barclays;
Goldman, Sachs & Co.; SMBC Nikko; PNC Capital
Markets LLC; Rabo Securities; Santander; TD
Securities; Comerica Securities
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.




Securities Purchased:  State Street Corporation 1.950%
due 5/19/2021
Purchase/Trade Date:	5/16/2016
Offering Price of Shares: $99.948
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $175,000
Percentage of Offering Purchased by Fund: 0.023%
Percentage of Fund's Total Assets: 0.45%
Brokers:  BofA Merrill Lynch; Deutsche Bank
Securities; Goldman, Sachs & Co.; J.P. Morgan;
Morgan Stanley; Credit Suisse; HSBC; Siebert
Brandford Shank & Co., LLC; The Williams Capital
Group, L.P.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  YUM! Brands Inc. 5.250% due
6/1/2026
Purchase/Trade Date:	6/2/2016
Offering Price of Shares: $100.000
Total Amount of Offering: $1,050,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.002%
Percentage of Fund's Total Assets: 0.06%
Brokers:  Goldman, Sachs & Co.; Wells Fargo
Securities; J.P. Morgan; Citigroup; Morgan Stanley;
BofA Merrill Lynch; Fifth Third Securities; MUFG;
Barclays; ICBC; Rabo Securities; The Williams Capital
Group, L.P.; Scotiabank
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.





Securities Purchased:  Duke Realty LP 3.250% due
6/30/2026
Purchase/Trade Date:	6/16/2016
Offering Price of Shares: $99.070
Total Amount of Offering: $375,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.033%
Percentage of Fund's Total Assets: 0.31%
Brokers: J.P. Morgan; Morgan Stanley; UBS
Investment Bank; Wells Fargo Securities; SunTrust
Robinson Humphrey; Barclays; BB&T Capital
Markets; Citigroup; PNC Capital Markets LLC; RBC
Capital Markets; Regions Securities LLC; Scotiabank;
US Bancorp; Ramirez & Co., Inc.
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Lloyds Banking Group PLC
3.100% due 7/6/2021
Purchase/Trade Date:	6/30/2016
Offering Price of Shares: $99.926
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.020%
Percentage of Fund's Total Assets: 0.51%
Brokers: Citigroup; HSBC; Lloyds Securities; Morgan
Stanley
Purchased from: Citigroup
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.







Securities Purchased:  Teva Pharmaceutical Finance
3.150% due 10/1/2026
Purchase/Trade Date:	7/18/2016
Offering Price of Shares: $99.734
Total Amount of Offering: $3,500,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.001%
Percentage of Fund's Total Assets: 0.12%
Brokers:  Barclays; BofA Merrill Lynch; BNP
PARIBAS; Credit Suisse; HSBC; Mizuho Securities;
Citigroup; Morgan Stanley; RBC Capital Markets;
SMBC Nikko; Bank of China; BBVA;
COMMERZBANK; Lloyds Securities; MUFG; PNC
Capital Markets LLC; Scotiabank; TD Securities
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Black Hills Corporation 3.150%
due 1/15/2027
Purchase/Trade Date:	8/10/2016
Offering Price of Shares: $99.949
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.019%
Percentage of Fund's Total Assets: 0.18%
Brokers:  J.P. Morgan; MUFG; Scotiabank; RBC
Capital Markets; US Bancorp; BofA Merrill Lynch;
BMO Capital Markets; Credit Suisse; Morgan Stanley;
Wells Fargo Securities
Purchased from: Scotia Capital Inc.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.





Securities Purchased:  Keybank NA / Cleveland OH
1.600% due 8/22/2019
Purchase/Trade Date:	8/17/2016
Offering Price of Shares: $99.968
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.050 %
Percentage of Fund's Total Assets: 0.61%
Brokers: KeyBanc Capital Markets Inc.; Goldman,
Sachs & Co.; J.P. Morgan Securities LLC; Morgan
Stanley & Co.; CastleOak Securities, L.P.; Academy
Securities, Inc.
Purchased from: Keybank Capital Markets Inc.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  NextEra Energy Capital
Holdings, Inc. 1.649% due 9/1/2018
Purchase/Trade Date:	8/25/2016
Offering Price of Shares: $100.250
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.025%
Percentage of Fund's Total Assets: 0.31%
Brokers: Citigroup; Morgan Stanley; Credit Suisse
Purchased from: Citigroup Global Markets
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.









Securities Purchased:  The Toronto Dominion Bank
1.450% due 9/6/2018
Purchase/Trade Date:	8/29/2016
Offering Price of Shares: $99.982
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $400,000
Percentage of Offering Purchased by Fund: 0.040 %
Percentage of Fund's Total Assets: 0.98 %
Brokers:  TD Securities; Morgan Stanley
Purchased from: TD Securities LLC
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased: Home Depot Inc. 2.125% due
9/15/2026
Purchase/Trade Date:	9/6/2016
Offering Price of Shares: $98.904
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.005 %
Percentage of Fund's Total Assets: 0.12 %
Brokers:  BofA Merrill Lynch; Credit Suisse; J.P.
Morgan; Morgan Stanley; Barclays; BNY Mellon
Capital Markets, LLC; Citigroup; Deutsche Bank
Securities; Fifth Third Securities; Goldman, Sachs &
Co.; Mizuho Securities; RBC Capital Markets;
SunTrust Robinson Humphrey; TD Securities; The
Williams Capital Group, L.P.; US Bancorp; Wells
Fargo Securities; Lebenthal Capital Markets
Purchased from: Bank of America
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.









Securities Purchased:  Royal Bank of Scotland Group
Plc 3.875% due 9/12/2023
Purchase/Trade Date:	9/7/2016
Offering Price of Shares: $99.970
Total Amount of Offering: $2,650,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.008 %
Percentage of Fund's Total Assets: 0.49 %
Brokers:  BNP PARIBAS;  BofA Merrill Lynch;
Morgan Stanley; BNY Mellon Capital Markets, LLC;
CIBC Capital Markets; Danske Markets Inc.; Societe
Generale Corporate & Investment Banking; UniCredit
Capital Markets
Purchased from: Bank of America
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased: BP Capital Markets p.l.c. 3.017%
due 1/16/2027
Purchase/Trade Date:	9/13/2016
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.010 %
Percentage of Fund's Total Assets: 0.24 %
Brokers:  Barclays; BNP PARIBAS; BofA Merrill
Lynch; HSBC; Mizuho Securities; Morgan Stanley
Purchased from: Bank of America
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.




Securities Purchased:  Cisco Systems Inc. 1.850% due
9/20/2021
Purchase/Trade Date: 9/13/2016
Offering Price of Shares: $99.986
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $275,000
Percentage of Offering Purchased by Fund: 0.014%
Percentage of Fund's Total Assets: 0.67%
Brokers:  BofA Merrill Lynch; Citigroup; HSBC; J.P.
Morgan; Morgan Stanley; Deutsche Bank Securities;
Goldman, Sachs & Co.; Wells Fargo Securities;
Barclays; BB&T Capital Markets; BNP PARIBAS;
Credit Suisse; Lloyds Securities; RBC Capital Markets;
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.


Securities Purchased:  Thermo Fischer Scientific Inc.
2.950% due 9/19/2026
Purchase/Trade Date:	9/14/2016
Offering Price of Shares: $98.787
Total Amount of Offering: $1,200,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.010 %
Percentage of Fund's Total Assets: 0.30 %
Brokers:  J.P. Morgan; Citigroup; Deutsche Bank
Securities; BofA Merrill Lynch; Barclays; US Bancorp;
BNP PARIBAS; BNY Mellon Capital Markets, LLC;
Credit Suisse; HSBC; ING; KeyBanc Capital Markets;
Loop Capital Markets; Mizuho Securities; Morgan
Stanley; MUFG; SMBC Nikko; Scotiabank; Wells
Fargo Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.